UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 24, 2010
ITT CORPORATION
(Exact name of registrant as specified in its charter)

Indiana	1-5672	13-5158950
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1133 Westchester Avenue
White Plains, New York	10604
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (914) 641-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Not Applicable
(Former name or former address, if changed since last report)

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Departure of Named Executive Officer
     Scott A. Crum, Senior Vice President, Director of Human Resources and a Named Executive Officer, has resigned as an officer of ITT Corporation (the “Company”) to pursue a similar opportunity at another company. Mr. Crum’s resignation is effective July 9, 2010.
     Steven R. Loranger, Chairman, President and Chief Executive Officer, plans to act as head of Human Resources of the Company on an interim basis effective July 9, 2010 until a permanent replacement is named.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITT CORPORATION
By:	/s/ Burt M. Fealing
Burt M. Fealing
	Its:	Vice President and Corporate Secretary (Authorized Officer of Registrant)

Date: June 24, 2010